SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2003 (October 2, 2003)

LBI MEDIA, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

333-100330 (Commission File Number)	95-4668901 (IRS Employer Identification No.)

1845 West Empire Avenue, Burbank, California (Address of principal executive offices)	91504 (Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1    Press Release of LBI Media, Inc. dated October 2, 2003 (revenue guidance for third fiscal quarter of 2003)

Item 12. Results of Operations and Financial Condition.

LBI Media, Inc. issued a press release on October 2, 2003. The press release announced revenue guidance for the three months, nine months and twelve months ended September 30, 2003. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on October 2, 2003.

LBI MEDIA, INC.

By:	/s/ Brett Zane
Brett Zane Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of LBI Media, Inc. dated October 2, 2003 (revenue guidance for third fiscal quarter of 2003)